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                                                                    EXHIBIT 23.1



                             INDEPENDENT AUDITORS' CONSENT



         We consent to incorporation by reference in this Registration Statement of Packaged Ice. on Form S-8 of our report dated March 9, 2001 appearing in the Annual Report on Form 10-K of Packaged Ice, Inc. for the year ended December 31, 2000.

/s/ Deloitte & Touche LLP

Houston, Texas
July 17, 2001